================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           OAK HILL FINANCIAL, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                            OAK HILL FINANCIAL, INC.
                              14621 State Route 93
                               Jackson, Ohio 45640

                            NOTICE OF ANNUAL MEETING
                                       OF
                                  SHAREHOLDERS
                            TO BE HELD APRIL 29, 1997

                                                                   Jackson, Ohio
                                                                  March 31, 1997
To the Shareholders:

         The Annual Meeting of Shareholders of Oak Hill Financial, Inc. (the "Corporation"), will be held at the Ohio State University Extension South District Office, 17 Standpipe Road, Jackson, Ohio 45640, on April 29, 1997, at 1:00 p.m., local time, for the following purposes:

         1. To elect the following four Directors for terms expiring in 1999 (Class I), as successors to the class of Directors whose terms expire in 1997: Evan E. Davis, C. Clayton Johnson, John D. Kidd, and Richard P. LeGrand.

         2. To ratify the appointment of Grant Thornton LLP, independent auditors, as auditors for the Corporation for the fiscal year 1997.

         3. To approve and adopt the Corporation's Amended and Restated 1995 Stock Option Plan described in the accompanying Proxy Statement.

         4. To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

         On March 25, 1997 there were 2,873,500 common shares outstanding. Each shareholder is entitled to one vote for each common share held regarding each matter properly brought before the meeting. Holders of record of the Corporation at the close of business on March 25, 1997, are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                             By Order of the Board of Directors,

                             H. Tim Bichsel
                             Secretary and Treasurer

EVERY SHAREHOLDER'S VOTE IS IMPORTANT. IF YOU ARE UNABLE TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND RETURN PROMPTLY THE
ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED. A STAMPED, ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                            OAK HILL FINANCIAL, INC.
                              14621 State Route 93
                               Jackson, Ohio 45640

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

         On behalf of the Board of Directors of Oak Hill Financial Inc. (the "Corporation"), a proxy is solicited from you to be used at the Corporation's Annual Meeting of Shareholders ("Annual Meeting") to be held April 29, 1997, at 1:00 p.m., local time, at the Ohio State University Extension South District Office, 17 Standpipe Road, Jackson, Ohio 45640. This Proxy Statement is being mailed on or about March 31, 1997.

         Proxies in the form enclosed herewith are being solicited on behalf of the Corporation's Board of Directors. Proxies which are properly executed and returned will be voted at the Annual Meeting as directed; proxies properly executed and returned which indicate no direction will be voted in favor of the proposals set forth in the notice attached hereto and more fully described in this Proxy Statement. Proxies indicating an abstention from voting on any matter will be tabulated as a vote withheld on such matter and will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting. If a broker indicates on the form of proxy that it does not have discretionary authority as to certain common shares to vote on a particular matter, those common shares will be considered as present but not entitled to vote with respect to that matter. Any shareholder giving the enclosed proxy has the power to revoke the same prior to its exercise by filing with the Secretary of the Corporation a written revocation or duly executed proxy bearing a later date, or by giving notice of revocation in open meeting.

                                VOTING SECURITIES

         As of March 25, 1997, the record date fixed for the determination of shareholders entitled to vote at the Annual Meeting, there were 2,873,500 shares of the Corporation's common stock outstanding. Each such share is entitled to one vote on each matter properly coming before the Annual Meeting.

               OWNERSHIP OF COMMON STOCK BY PRINCIPAL SHAREHOLDERS

         As of February 28, 1997, persons known by the Corporation to own beneficially more than 5% of the outstanding common shares of the Corporation are set forth below.


                                         NO. OF SHARES OF COMMON
                                         -----------------------
         NAME(1)                        STOCK BENEFICIALLY OWNED(2)             PERCENTAGE OF CLASS(3)
         -------                        ---------------------------             ----------------------

         Evan E. Davis                          1,162,200(4)                             40.45%
         John D. Kidd                             583,194(4)                             20.30%
         Donald M. Rice                           147,300(4)                              5.13%
-----------------------------

(1) The address of Evan E. Davis, John D. Kidd, and Donald M. Rice is c/o Oak Hill Financial, Inc., 14621 State Route 93, Jackson, Ohio 45640.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attributes beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities.

(3) "Percentage of class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Corporation on February 28, 1997 plus the number of shares such person has the right to acquire within 60 days of February 28, 1997.

(4) Includes 5,000 shares which could be acquired by Messrs. David and Kidd, respectively, and 1,000 shares which could be acquired by Mr. Rice under stock options exercisable within 60 days of February 28, 1997. Also, includes 2,200 shares held by a Trust as to which Messrs. David and Kidd are Trustees and partial beneficiaries.

                     OWNERSHIP OF COMMON STOCK BY MANAGEMENT

         As of February 28, 1997, the directors of the Corporation, the executive officers of the Corporation named in the Summary Compensation Table, and all executive officers and directors of the Corporation as a group, beneficially owned common shares of the Corporation as set forth below.


                                                       Amount and Nature of
                                                       Beneficial  Ownership                   Percentage
        Name                                             of Common Stock(1)                      of Class
        ----                                           ---------------------                   ----------

Evan E. Davis, Chairman and Director                     1,162,200(3)(4)                        40.45%

John D. Kidd, President, Chief Executive Officer and
Director                                                   583,194(3)(4)                        20.30%

Richard P. LeGrand, Executive Vice President and
Director                                                    52,150(3)                            1.81%

H. Tim Bichsel, Secretary and Treasurer                     16,100(3)                              *

David G. Ratz, Vice President                                8,350(3)                              *

Barry M. Dorsey, Ed.D., Director                             7,000(3)                              *

C. Clayton Johnson, Director                                     0                                 *

Rick A. McNelly , Director                                  11,012(3)                              *

Donald R. Seigneur, Director                                 4,000(3)                              *

H. Grant Stephenson, Director                                4,700(3)                              *

All directors and executive officers                     1,849,844(5)                           64.38%
 as a group (10 persons)

----------

(1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or as to which he has the right to acquire the beneficial ownership within 60 days of February 28, 1997. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with a members of his household.

(2) "Percentages of class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Corporation on February 28, 1997 plus the number of shares such person has the right to acquire within 60 days of February 28, 1997. An "*" indicates less than one percent (1%).

(3) Includes 5,000 shares which could be acquired by Messrs. Davis and Kidd, respectively, 4,000 shares which could be acquired by Mr. LeGrand, 3,000 shares which could be acquired by Mr. Bichsel and 2,000 shares which could be acquired by Messrs. Dorsey, McNelly, Seigneur and Stephenson, respectively, under stock options exercisable within 60 days of February 28, 1997.

(4) Also includes 2,200 shares held by Trusts as to which Messrs. Davis and Kidd are Trustees and partial beneficiaries.

(5) Includes 31,600 shares which may be purchased under stock options exercisable within 60 days of February 28, 1997.



                              ELECTION OF DIRECTORS

         The Board of Directors has nominated four persons for a two-year term (Class I). The terms of the remaining directors in Class II will continue as indicated below. The accompanying proxy will be voted for the election of those four persons named under Class I in the following table unless otherwise directed. In the event that any of the nominees for director shall become unavailable (which management does not expect), the proxies may be voted for a substitute nominee at the discretion of those named as proxies. The election of each nominee requires the favorable vote of a plurality of all votes cast by the holders of the Corporation's common stock.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR CLASS I DIRECTOR.


                                     Position with Corporation and/or Principal Occupation or
          Name and Age                          Employment For the Last Five Years                  Director Since
                                                ----------------------------------                  --------------
NOMINEES  - TERMS
EXPIRE IN 1999 (CLASS I):

Evan E. Davis, 63                 Chairman of the Corporation since its formation in 1981.  He           1981
                                  served as President of the Corporation from 1981 to June
                                  1995.  Mr. Davis' family founded Oak Hill Banks (the
                                  "Bank") in 1902, and Mr. Davis has served as a Director of the Bank since 1957.

C. Clayton Johnson, 52            Partner in the law firm of C. Clayton Johnson Co., L.P.A.,             1997
                                  Portsmouth, Ohio.  He has served as a Director of the
                                  Corporation since March 1997.

John D. Kidd, 57                  President of the Corporation since June 1995 and as Chief              1981
                                  Executive Officer since 1981.  He has served as President of the Bank since October 1991 and served as Chief Executive
                                  Officer and Executive Vice President since joining the Bank in 1970.

Richard P. LeGrand, 56            Executive Vice President of the Corporation since October              1987
                                  1991.  He has served as a Director of the Corporation since
                                  January 1987 and as a Director of the Bank since July 1993.
                                  Mr. LeGrand served as Senior Vice President of the Bank
                                  from February 1986 to October 1991, and as a Vice President from June 1985 until February 1986.

CONTINUING DIRECTORS -
TERMS EXPIRE IN 1998
(CLASS II):

Barry M. Dorsey, Ed.D, 53         President of the University of Rio Grande and Rio Grande               1995
                                  Community College since July 1991.  Mr. Dorsey served as
                                  Associate Director from July 1980 to July 1990 and as
                                  Deputy Director from July 1990 to June 1991 of the State
                                  Council of Higher Education for Virginia.

Rick A. McNelly, 39               Secretary and Treasurer of Innovative Financial Services               1995
                                  Agency, Inc., an employee benefits agency, since 1981.

Donald R. Seigneur, 44            Partner in the public accounting firm of Whited & Seigneur,            1995
                                  Certified Public Accountants, Chillicothe, Ohio since 1979.

H. Grant Stephenson, 47           Partner in the law firm of Porter, Wright, Morris & Arthur,            1995
                                  Columbus, Ohio since 1986.

                       MEETINGS OF THE BOARD OF DIRECTORS
                           AND COMMITTEES OF THE BOARD

        During the last fiscal year, the Board of Directors held four regularly scheduled meetings. All of the incumbent directors and each nominee standing for re-election attended more than 75% of the regularly scheduled meetings during the last fiscal year.

        Each director received $500 per meeting attended as a director of the Corporation. No compensation is paid for meetings of committees. Pursuant to the 1995 Stock Option Plan, each non-employee director who is a member of the Stock Option and Compensation Committee receives annually on the first business day after each Annual Meeting of shareholders (provided the director is still a director on such date), an option to purchase 1,000 shares of the corporation's common stock. The exercise price for each option granted is 100% of the fair market value on the date of grant.

        The Board of Directors has a standing Audit Committee, and a standing Stock Option and Compensation Committee. A committee of the whole acts as the Nominating Committee for the Board.

        The Audit Committee makes recommendations to the Board of Directors concerning the selection and engagement of the Corporation's independent auditors and reviews with them the scope and status of the audit, the fees for services performed by the firm, and the results of the completed audit. The Audit Committee also reviews and discusses with the internal audit department, management and the Board of Directors, such matters as accounting policies, internal controls and procedures for preparation of financial statements. The members of the Audit Committee are Messrs. Seigneur, Dorsey and Stephenson. The Audit Committee held no meetings during the last fiscal year.

        The Stock Option and Compensation Committee (the "Committee") makes recommendations to the Board of Directors with respect to the compensation of the executive officers of the Corporation and with respect to the grant of stock options. The members of the Committee are Messrs. Seigneur, McNelly and Stephenson. The Committee held one meeting during the last fiscal year, and all members attended.


                               EXECUTIVE OFFICERS

        The officers of the Corporation are elected annually by the Board of Directors and serve at the pleasure of the Board. In addition to Evan E. Davis, Chairman of the Board; John D. Kidd, President and Chief Executive Officer; Richard P. LeGrand, Executive Vice President, the following persons are officers of the Corporation:

        H. Tim Bichsel, age 56, has served as Secretary and Treasurer of the Corporation since February 1995. He served as Vice President of the Corporation from February 1994 to February 1995. Mr. Bichsel has served as Executive Vice President and Secretary of the Bank since February 1996. From April 1993 to February 1996 he served as Senior Vice President and Secretary. From February 1992 to April 1993 he served as a computer software specialist for Peerless Systems, Inc., a banking computer software company. Prior thereto, Mr. Bichsel was employed in a variety of positions, most recently Senior Vice President and Secretary with Fifth Third Bank of Southern Ohio, formerly known as First Security Bank of Hillsboro, Ohio, from 1973 to November 1991.

        David G. Ratz, age 39, has served as Vice President of the Corporation since October 1995. From December 1986 to September 1995, he served as a marketing and human relations consultant to community banking organizations as a Vice President of Young & Associates, Kent, Ohio.

                             EXECUTIVE COMPENSATION

        The following Summary Compensation Table sets forth the compensation paid during the last three completed fiscal years by the Corporation and its subsidiaries to the Chief Executive Officer, and the two other executive officers of the Corporation whose total salary and bonus annually exceed $100,000 for services in all capacities for the Corporation:


                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                                                                     Long Term
                                                                                     Compensa-
                                             Annual Compensation                     tion Award
                            ----------------------------------------------------- ----------------

            (a)                                                       (e)               (g)                (i)
    Name and Principal         (b)        (c)          (d)        Other Annual       Securities         All Other
    ------------------      Year        Salary        Bonus      Compensation(1)     Underlying      Compensation(3)
         Position           ----        ------        -----     ---------------      Options(2)      ---------------
         --------                                                                   ------------

JOHN D. KIDD                1996        $151,467     $24,000        $5,900            5,000            $20,554
President and Chief         1995        $147,408     $24,000        $5,600            5,000            $11,612
Executive Officer           1994        $144,340     $48,000        $5,100              --             $15,616
EVAN E. DAVIS               1996        $131,560     $24,000        $5,900            5,000            $11,554
Chairman of the Board       1995        $128,040     $24,000        $5,600            5,000             $7,112
                            1994        $125,375     $48,000        $5,100              --             $13,366
RICHARD P. LEGRAND          1996        $102,806     $20,000        $5,900            5,000            $16,274
Executive Vice President    1995        $100,056     $15,000        $5,600            5,000             $8,487
                            1994         $96,039     $21,000        $5,100              --             $11,441

-------------------------

(1)    Includes amounts paid as director fees for the fiscal years shown.

(2)    All shares are subject to an option granted under the 1995 Stock Option
       Plan.

(3) Includes matching and profit sharing contributions for the Corporation's 401(k) plan for the fiscal years shown.

        The following table shows all individual grants of stock options to the named executive officers of the Corporation during the fiscal year ended December 31, 1996.

                    OPTIONS/SAR GRANTS IN LAST FISCAL YEAR (1)
                    ------------------------------------------

                                    Number of                                    % of Total
                                    Securities                                    Options
                                    Underlying      Exercise     Expiration      Granted to
                                     Options         Price          Date         Employees
                                  --------------  ------------ --------------  --------------
JOHN D. KIDD
President and Chief Executive
Officer                               5,000          $12.50       12/6/06           8.13%
EVAN E. DAVIS
Chairman of the Board                 5,000          $12.50       12/6/06           8.13%
RICHARD P. LEGRAND
Executive Vice President              5,000          $12.50       12/6/06           8.13%

------------------------------------

(1) All options are granted at 100% of fair market value on the date of grant. The options are exercisable one year after the date of grant and ending on the date specified in the option which, in no event, is later than 10 years after the date of grant; provided, that the optionee remained in the employment of the Corporation or its affiliates. The option exercise period may be shortened upon an optionee's disability, retirement or death.



        The following table shows aggregate option exercises in the last fiscal year and year end values.


                      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                                 FISCAL YEAR-END OPTION/SAR VALUES

                (A)               (B)              (C)                      (D)                           (E)
                                                                  NUMBER OF UNEXERCISED           VALUE OF UNEXERCISED
                                                                    OPTIONS AT FISCAL YEAR    IN-THE-MONEY OPTIONS AT
                                                                                   END            FISCAL YEAR END ($)(1)
                                                                ----------------------------------------------------------
                            SHARES ACQUIRED         VALUE
NAME                            ON EXERCISE    REALIZED  ($)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        --------------------------------    ------------   -------------   -----------   -------------
JOHN D. KIDD                          -0-              -0-          5,000          5,000         $15,875             $625
President and Chief Executive
Officer
EVAN E. DAVIS                         -0-              -0-          5,000          5,000         $15,875             $625
Chairman
RICHARD P. LEGRAND                    -0-              -0-          4,000          5,000         $13,000             $625
Executive Vice President

--------------------------------

(1) Represents total gain which would have been realized if all in the money options held at fiscal year-end had been exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and per share fair market value at year-end. The fair market value as determined by the closing price of the Corporation's common stock on December 31, 1996 was $12.625. An option is in the money if the fair market value of the underlying shares exceeds the exercise price of the option.

                              CERTAIN TRANSACTIONS

        Some of the officers and directors of the Corporation and the companies with which they are associated were customers of the Bank. The loans to such officers and directors (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest and nature of collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than the normal risk of collectibility or present other unfavorable features.

        The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with directors, officers, principal shareholders, and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.

        H. Grant Stephenson, a director of the Corporation, is a partner in the law firm of Porter, Wright, Morris & Arthur, which provides legal services to the Corporation. C. Clayton Johnson, a director of the Corporation, is a partner in the law firm of C. Clayton Johnson Co., L.P.A., which provides legal services to the Corporation. Donald R. Seigneur, a director of the Corporation, is a partner in the accounting firm of Whited & Seigneur, which provides services to the Corporation.


          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's officers and directors, and greater than 10% shareholders, to file reports of ownership and changes in ownership of the Corporation's securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to the Corporation.

         Based solely on the Corporation's review of the copies of such reports, the Corporation believes that all its officers, directors, and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1996, except that H. Tim Bichsel, Evan E. Davis, John D. Kidd, Richard P. LeGrand, and David Ratz inadvertently filed two late reports; and Barry M. Dorsey, Rick A. McNelly, Donald R. Seigneur, and H. Grant Stephenson inadvertently filed one late report.


                       APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors has appointed Grant Thornton LLP, as the independent auditors for the Corporation and its subsidiaries for the fiscal year ending December 31, 1997. Although not required, the Board of Directors is submitting its selection to the shareholders of the Corporation for ratification. Grant Thornton LLP has served as independent public auditors for the Corporation and its subsidiaries during the past year. The Board of Directors believes that the reappointment of Grant Thornton LLP for the fiscal year ending December 31, 1997, is appropriate because of the firm's reputation, qualifications, and experience. The Board of Directors will reconsider the appointment of Grant Thornton LLP if its selection is not ratified by the shareholders.

        Management expects that representatives of Grant Thornton LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        The affirmative vote of a majority of the votes entitled to be cast by the holders of the Corporation's common stock present in person or represented by proxy at the Annual Meeting is required for ratification.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL. UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSAL.

                         AMENDMENTS TO THE CORPORATION'S
                             1995 STOCK OPTION PLAN

        The Board of Directors has approved amendments to the Corporation's 1995 Stock Option Plan (the "Plan"), subject to approval of the amendments by the shareholders at the Annual Meeting: (a) to increase the number of common shares available for issuance under the Plan from 200,000 to 400,000 shares; (b) to eliminate the automatic grant of stock options to outside directors of the Corporation and provide that non-employee directors, including those on the Committee, are eligible to receive options under the Plan.; (c) to provide that upon termination without cause, an employee shall have three months to exercise options which have been granted; and (d) to provide that Nonqualified Options are transferable by the optionholders either (i) if transferred without consideration to immediate family members, or entities they control, or (ii) if such transfer is approved by the Committee.

        The Plan was adopted by the Board of Directors and approved by the shareholders of the Corporation on August 8, 1995. The Plan is designed to attract, retain and motivate key employees through stock ownership. The Plan provides for the grant of options to purchase up to an aggregate of 200,000 shares of the common stock of the Corporation. The proposed amendment to the Plan would increase the number of shares of the Corporation's common stock subject to the plan from 200,000 shares to 400,000 shares. The options may either meet the requirements of Section 422 of the Internal Revenue Code ("Incentive Options") or not meet such requirements ("Nonqualified Options"). Key employees, officers and directors of the Corporation and consultants and advisors who render services to the Corporation are eligible to receive options under the Plan.

        The Plan is administered by the Committee, which consists of directors who are not employees of the Corporation. Currently, the members of the Committee are only eligible to receive options under the Plan in the following manner on the first business day after each Annual Meeting of shareholders (provided the director is still a director on such date). Each director who is a member of the Committee is granted a Nonqualified Option to purchase 1,000 shares of the Corporation's common stock at an exercise price equal to 100% of the fair market value of the shares on the date of grant. Such options are not exercisable until a period of one year from the date of grant and terminate on the tenth anniversary of the date of grant. Directors who are not employees of the Corporation are not eligible to receive any other options under the Plan. The proposed amendment to the Plan would eliminate the automatic grant of stock options to outside directors of the Corporation and provide that non-employee directors, including those on the Committee, are eligible to receive options under the Plan.

        With respect to all other eligible persons, the Committee is authorized to determine to whom and at what time options may be granted. The Committee determines the number of shares subject to option, the duration of the option, the per share exercise price, the rate and manner of exercise and whether the option is intended to be a Nonqualified Option or an Incentive Option. An Incentive Option may not have an exercise price less than fair market value of the Common Stock on the date of grant or an exercise period that exceeds ten years from the date of grant and is subject to certain other limitations which allow the option holder to qualify for favorable tax treatment. None of these restrictions applies to the grant of Nonqualified Options, which may have an exercise price less than the fair market value of the underlying common stock on the date of grant and may be exercisable for an indeterminate period of time. The Committee also has the discretion under the Plan to make cash grants to option holders that are intended to offset a portion of the taxes payable upon exercise of Nonqualified Options or on certain dispositions of shares acquired under Incentive Options.

        The exercise price of the option may be paid in cash or, with the consent of the Committee, (i) with previously acquired shares of common stock valued at their fair market value on the date they are tendered, (ii) delivery of a full recourse promissory note, the terms and conditions of which will be determined by the Committee, or (iii) by delivery of written instructions to forward the notice of exercise to a broker or dealer and to deliver to a specified account a certificate for the shares purchased upon exercise of the option and a copy of irrevocable instructions to the broker or dealer to deliver the purchase price of the shares to the Corporation.

        Under the proposed amendment, unless the option expires earlier by its terms, any Stock Option granted under the Plan will terminate automatically (i) on the date of an employee's termination of employment with the Corporation (other than by reason of death or disability or if termination is without cause), and (ii) three months after date of termination due the employee's death or disability or if the termination was without cause. Prior to the amendment, unless the option expired earlier by its terms, any Stock Option granted under the Plan terminated automatically (i) on the date of an employee's termination of employment with the Corporation (other than by reason of death or disability), and (ii) three months after date of termination due the employee's death or disability. The purpose for the amendment is to provide greater flexibility regarding the exercise of options. Options not exercisable as of the date of a change in control of the Corporation will become exercisable immediately as of such date. Except as permitted by the proposed amendment, options granted under the Plan are not transferable except by will or the laws of descent and distribution. The Plan terminates on December 21, 2005, unless earlier terminated by the Board of Directors. As amended, Nonqualified Options under the Plan are transferable by optionholders either (i) if transferred without consideration to immediate family members, or entities they control, or (ii) if such transfer is approved by the Committee.

        As of February 28, 1997, options to purchase an aggregate of 105,900 shares of the Corporation's common stock (net of options canceled) had been granted pursuant to the Plan, options to purchase 1,000 shares had been exercised, options to purchase 104,900 shares remained outstanding, and only 94,100 shares remained available for future grant. As of February 28, 1997, the market value of all shares of the Corporation's common stock subject to outstanding options under the Plan was approximately $1,442,375 (based upon the closing sale price of the Corporation's common stock as reported on the Nasdaq National Market on February 28, 1997, of $13.75 per share). During the 1996 fiscal year, options covering 61,500 shares of the Corporation's common stock were granted to employees of the Corporation under the Plan. Shares underlying presently exercisable, but unexercised, options will constitute outstanding shares of the Corporation's common stock for purposes of calculating the Corporation's net income per share on a fully-diluted basis. The market value of the 400,000 shares of the Corporation's common stock to be subject to the Plan was approximately $5,500,000 as of February 28, 1997.

        As of February 28, 1997, the following current directors and executive officers named in the Corporation's Proxy Statement had been granted options under the Plan as follows:


                                           NUMBER OF OPTIONS       AVERAGE EXERCISE PRICE
         NAME                                   GRANTED                   PER SHARE
         ----                                  --------                  ----------
Evan E. Davis                                   10,000                     $10.93
John D. Kidd                                    10,000                     $10.93
Richard P. LeGrand                               9,000                     $11.11
H. Tim Bichsel                                   8,000                     $11.34
David G. Ratz                                   11,600                     $10.91
Barry M. Dorsey                                  2,000                     $10.13
C. Clayton Johnson                                 0                         --
Rick A. McNelly                                  2,000                     $10.13
Donald R. Seigneur                               2,000                     $10.13
H. Grant Stephenson                              2,000                     $10.13
Executive Group                                 48,600                     $10.02
Non-Executive Director Group                     8,000                     $10.13
Non-Executive Officer Employee Group            49,300                     $11.43

        Since adoption of the Plan: (i) all current executive officers, as a group, have been granted options under the Plan covering 48,600 shares of the Corporation's common stock which represents approximately 46% of the total number of options granted pursuant to the Plan; and (iii) all current employees, excluding executive officers, as a group, have been granted options under the Plan covering 49,300 shares of the Corporation's common stock which represents approximately 47% of the total number of options granted pursuant to the Plan.

        The grant of an Incentive Option or a Nonqualified Option has no immediate tax consequence to the option holder or to the Corporation. The exercise of an Incentive Option will generally have no immediate tax consequence to the option holder (except to the extent it is an adjustment in computing alternative minimum taxable income) or to the Corporation; however, the exercise of a Nonqualified Option will cause the option holder to recognize ordinary income, and permit the Corporation to take a corresponding deduction if applicable withholding requirements are satisfied, in an amount equal to the excess of the fair market value on the date of the exercise of the shares of common stock acquired pursuant to the exercise of the Nonqualified Option ("Nonqualified Shares") over the exercise price.

        Upon the sale of shares acquired pursuant to the exercise of an Incentive Option ("Incentive Shares") after the required holding period, no deduction will be allowable to the Corporation and the option holder will generally realize long-term capital gain or loss in an amount equal to the difference between amount realized upon the sale and the exercise price of the Incentive Shares. If, however, an option holder disposes of the Incentive Shares prior the expiration of the required holding period (a "disqualifying disposition"), the option holder will recognize ordinary income, and the Corporation will be entitled to a corresponding deduction, provided that applicable withholding requirements are satisfied, equal to the excess of the fair market value of the Incentive Shares on the date of exercise (or the proceeds of the disposition, if less) over the exercise price. If the amount realized upon the disqualifying disposition exceeds the fair market value of the Incentive Shares on the date of exercise, such excess is taxable to the option holder as capital gain income. Upon the sale of Nonqualified Shares, the option holder will generally realize long or short term capital gain or loss (depending upon the holding period of the shares) in an amount equal to the difference between the option holder's tax basis in the Nonqualified Shares and the amount realized on the sale.

        The option holder's tax basis in the Incentive Shares and Nonqualified Shares will be the exercise price plus the amount of any ordinary income recognized by the option holder. The option holder's holding period will commence on the date that the Incentive Shares or Nonqualified Shares are transferred to him or her.

        The purposes of the Plan are to promote the growth and profitability of the Corporation by increasing the opportunity for key employees to personally participate as equity owners in the financial success of the Corporation and to assist the Corporation in attracting and retaining highly qualified employees. The Board of Directors believes that, in order to accomplish these purposes, the Plan should be amended to increase the number of shares available for issuance. Furthermore, the Board of Directors believes that, upon termination of employment without cause, all options held by the optionholder should terminate three months after the date of termination. In addition, the SEC recently amended Rule 16b-3 to remove restrictions on the transferability of stock options, and the Board has determined to amend the Plan accordingly. The affirmative vote of the holders of a majority of the common shares of the Corporation present and entitled to vote at the meeting is required to approve the amendments to the Plan. The persons appointed as proxies will vote FOR approval, unless otherwise directed. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENTS TO THE 1995 STOCK OPTION PLAN.


                              SHAREHOLDER PROPOSALS

        If an eligible shareholder wishes to present a proposal for action at the next Annual Meeting of the Corporation, it shall be presented to management by certified mail, written receipt requested, not later than November 15, 1997, for inclusion in the corporation's Proxy Statement and form of Proxy relating to that meeting. Any such proposal must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Proposals should be sent to Oak Hill Financial Inc.,
Attention: David G. Ratz, Vice President, 14621 State Route 93, Jackson, Ohio 45640.

                                  ANNUAL REPORT

        The Corporation's Annual Report for the year ended December 31, 1996, is being mailed to each shareholder with the Proxy and Proxy Statement.

        The Corporation files annually with the Securities and Exchange Commission an annual report on Form 10-KSB. This report includes financial statements and schedules thereto. A SHAREHOLDER OF THE CORPORATION MAY OBTAIN A COPY OF THE ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, WITHOUT CHARGE BY SUBMITTING A WRITTEN REQUEST THEREFOR TO THE FOLLOWING ADDRESS:

                                      Oak Hill Financial Inc.,
                                      Attention:  David G. Ratz,
                                      Oak Hill Financial, Inc.
                                      14621 State Route 93,
                                      Jackson, Ohio 45640.


         Management and the Board of Directors of the Corporation know of no business to be brought before the Annual Meeting other than as set forth in this Proxy Statement. However, if any matters other than those referred to in this Proxy Statement should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy on such matters in accordance with their best judgment.

         The expense of proxy solicitation will be borne by the Corporation. Proxies will be solicited by mail and may be solicited, for no additional compensation, by some of the officers, directors and employees of the Corporation or its subsidiaries, by telephone, telegraph or in person. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of the Corporation and will be reimbursed for their related expenses.

Apendix to Proxy Statement dated March 31, 1997 [filed with SEC, but not sent to Stockholders]

                            OAK HILL FINANCIAL, INC.

                  AMENDED AND RESTATED 1995 STOCK OPTION PLAN

          1. PURPOSE. This plan (the "Plan") is intended as an incentive and to encourage stock ownership by certain key employees, officers and directors of, and consultants and advisers who render services to, Oak Hill Financial, Inc. an Ohio corporation (the "Company") and any current or future subsidiaries or parent of the Company by the granting of stock options (the "Options") as provided herein. By encouraging such stock ownership, the Company seeks to attract, retain and motivate employees, officers, directors, consultants and advisers. The Options granted under the Plan may be either incentive stock options ("ISOs") which meet the requirements of section 422 of the Internal Revenue Code of 1986, as amended from time to time hereafter (the "Code"), or nonstatutory options which do not meet such requirements ("NSOs").

          2. EFFECTIVE DATE. The Plan will become effective on August 8, 1995 (the "Effective Date").

          3. ADMINISTRATION.

                  (a) The Plan will be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") which consists of not fewer than two members of the Board. If any class of equity securities of the Company is registered under section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), all members of the Committee will be "Non-Employee Directors" as defined in Rule 16b-3(b)(3)(i) promulgated under the 1934 Act (or any successor rule of like tenor and effect) and "outside directors" as defined in Section 162(m) of the Code and regulations promulgated thereunder.

                  (b) Subject to the provisions of the Plan, the Committee is authorized to establish, amend and rescind such rules and regulations as it deems appropriate for its conduct and for the proper administration of the Plan, to make all determinations under and interpretations of, and to take such actions in connection with, the Plan or the Options granted thereunder as it deems necessary or advisable. All actions taken by the Committee under the Plan are final and binding on all persons. No member of the Committee is liable for any action taken or determination made relating to the Plan, except for willful misconduct.

                  (c) The Company will indemnify each member of the Committee against costs, expenses and liabilities (other than amounts paid in settlements to which the Company does not consent, which consent will not be unreasonably withheld) reasonably incurred by such member in connection with any action to which he or she may be a party by reason of service as a member of the Committee, except in relation to matters as to which he or she is adjudged in such action to be personally guilty of negligence or willful misconduct in the performance of his or her duties. The foregoing right to indemnification is in addition to such other rights as the Committee member may enjoy as a matter of law, by reason of insurance coverage of any kind, or otherwise.

          4. ELIGIBILITY.

                  (a) The Committee may grant Options and Tax Offset Payments, as defined in paragraph 10, to such key employees of (or, in the case of NSOs only, to directors who are not employees of and to consultants and advisers who render services to) the Company or its subsidiaries or parent as the Committee may select from time to time (the "Optionees"). The Committee may grant more than one Option to an individual under the Plan.

                  (b) No ISO may be granted to an individual who, at the time an ISO is granted, is considered under section 422(b)(6) of the Code as owning stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary corporation (a "10% Shareholder"); provided, however, this restriction will not apply if at the time such ISO is granted the option price per share of such ISO is at least 110% of the fair market value of such share, and such ISO by its terms is not exercisable after the expiration of five years from the date it is granted. This paragraph 4(b) has no application to Options granted under the Plan as NSOs.

                  (c) The aggregate fair market value (determined as of the date the ISO is granted) of shares with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year under the Plan or any other incentive stock option plan of the Company or a parent or subsidiary of the Company may not exceed $100,000, or such other dollar limitation as may be provided in the Code.

          5. STOCK SUBJECT TO PLAN. The shares subject to Options under the Plan are the shares of common stock, without par value, of the Company (the "Shares"). The Shares issued pursuant to Options granted under the Plan may be authorized and unissued Shares, Shares purchased on the open market or in a private transaction, or Shares held as treasury stock. The aggregate number of Shares for which Options may be granted under the Plan may not exceed 400,000, subject to adjustment in accordance with the terms of paragraph 13 of the Plan. The maximum number of Shares for which Options may be granted under the Plan during the term of the Plan to any one individual may not exceed 400,000, subject to adjustment in accordance with the terms of paragraph 13 of the Plan. The unpurchased Shares subject to terminated or expired Options may again be offered under the Plan. The Committee, in its sole discretion, may permit the exercise of any Option as to full Shares or fractional Shares. Proceeds from the sale of Shares under Options will be general funds of the Company.

          6. TERMS AND CONDITIONS OF OPTIONS.

                  (a) At the time of grant, the Committee will determine whether the Options granted will be ISOs or NSOs. All Options and Tax Offset Payments granted will be authorized by the Committee and, within a reasonable time after the date of grant, will be evidenced by stock option agreements in writing ("Stock Option Agreements"), in the form attached hereto as Exhibit A, or in such other form and containing such terms and conditions not inconsistent with the provisions of this Plan as the Committee may determine. Any action under paragraph 13 may be reflected in an amendment to, or restatement of, such Stock Option Agreements.

                  (b) To the extent permitted by applicable law and the transaction documents, the Committee may grant Options and Tax Offset Payments having terms and provisions which vary from those specified in the Plan if such Options or Tax Offset Payments are granted in substitution for, or in connection with the assumption of, existing options granted by (the Company) another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company is a party.

                  (c) The adoption of the Plan shall not effect the validity of any NSO option plan previously adopted by the Company or any unexercised options currently outstanding pursuant to any such plan.

          7. PRICE. The Committee will determine the option price per Share (the "Option Price") of each Option granted under the Plan. Notwithstanding the foregoing, the Option Price of each ISO granted under the Plan may not be less than the fair market value of a Share on the date of grant of such Option. The date of grant will be the date the Committee acts to grant the Option or such later date as the Committee specifies and the fair market value will be determined without regard to any restrictions other than a restriction which, by its terms, will never lapse and in accordance with paragraph 25(c).

          8. OPTION PERIOD. The Committee will determine the period during which each Option may be exercised (the "Option Period"); provided, however, any ISO granted under the Plan will have an Option Period which does not exceed 10 years from the date of grant.

          9. NONTRANSFERABILITY OF OPTIONS. An Option will not be transferable by the Optionee otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee or by the Optionee's guardian or legal representative. Notwithstanding the foregoing, an Optionee may transfer an NSO either (a) to members of his or her immediate family (as defined in Rule 16a-1 promulgated under the 1934 Act), to one or more trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, or (b) if such transfer is approved by the Committee. Any NSOs held by such transferees are subject to the same terms and conditions that applied to such NSOs immediately prior to the transfer.

          10. TAX OFFSET PAYMENTS. The Committee has the authority and discretion under the Plan to make cash grants to Optionees at any time to offset a portion of the taxes which may become payable upon exercise of NSOs or on certain dispositions of Shares acquired under ISOs ("Tax Offset Payments"). In the case of NSOs, such Tax Offset Payments will not exceed an amount determined by multiplying a percentage established by the Committee to approximate the maximum federal, state and local income or capital gains taxes payable in connection with the exercise of the NSO or disposition of shares acquired under an ISO by the difference between the fair market value of a Share on the date of exercise and the Option Price, and by the number of Shares as to which the Option is being exercised. If the Tax Offset Payment is being made in connection with the disposition by an Optionee of Shares acquired under an ISO, such Tax Offset Payments will be in an amount determined by multiplying a percentage established by the Committee by the difference between the fair market value of a Share on the date of disposition, if less than the fair market value on the date of exercise, and the Option Price, and by the number of Shares acquired under an ISO of which an Optionee is disposing. The percentage will be established, from time to time, by the Committee at that rate which the Committee, in its sole discretion, determines to be appropriate and in the best interest of the Company to assist Optionees in the payment of taxes. The Company has the right to withhold and pay over to any governmental entities (federal, state or local) all amounts under a Tax Offset Payment for payment of any income or other taxes incurred on exercise.

         11. EXERCISE OF OPTIONS.

                  (a) The Committee, in its sole discretion, will determine the terms and conditions of exercise and vesting percentages of Options granted hereunder. Notwithstanding the foregoing or the terms and conditions of any Stock Option Agreement to the contrary, (i) if the Optionee's employment is terminated as a result of disability or death, his or her Options will be exercisable to the extent and for the period specified in paragraph 12(b); (ii) if a liquidation or merger occurs, all outstanding Options will be exercisable to the extent and for the period specified in paragraph 13(b); and (iii) if a change in control occurs, all outstanding Options will be exercisable for the period specified in paragraph 13(c).

                  (b) An Option may be exercised only upon delivery of a written notice to any member of the Committee, the Company's President, or any other officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of Shares for which it is exercised.

                  (c) Within five business days following the date of exercise of an Option, the Optionee or other person properly exercising the Option will make full payment of the Option Price in cash or, with the consent of the Committee, (i) by tendering previously acquired Shares (valued at fair market value, as determined by the Committee, as of such date of tender); (ii) with a full recourse promissory note of the Optionee for the Option Price, under terms and conditions determined by the Committee; (iii) any combination of the foregoing; or (iv) if the Shares subject to the Option have been registered under the Securities Act of 1933, as amended (the "1933 Act") and there is a regular public market for the Shares, by delivering to the Company on the date of exercise of the Option written notice of exercise together with:

                         (A) written instructions to forward a copy of such
                notice of exercise to a broker or dealer, as defined in section 3(a)(4) and 3(a)(5) of the 1934 Act ("Broker"), designated in such notice and to deliver to the specified account maintained with the Broker by the person exercising the Option a certificate for the Shares purchased upon the exercise of the Option, and

                         (B) a copy of irrevocable instructions to the Broker
                to deliver promptly to the Company a sum equal to the purchase price of the Shares purchased upon exercise of the Option and any other sums required to be paid to the Company under paragraph 17 of the Plan.

                (d) If Tax Offset Payments sufficient to allow for withholding of taxes are not being made at the time of exercise of an Option, the Optionee or other person exercising such Option will pay to the Company an amount equal to the withholding amount required to be made less any amount withheld by the Company under paragraph 17.

       12. TERMINATION OF EMPLOYMENT.

                (a) If an Optionee is no longer employed by the Company, any parent or subsidiary of the Company, or any successor corporation to either the Company or any parent or subsidiary of the Company, all Options held by such Optionee will terminate on the date of termination, unless such employment has been terminated by reason of death or disability, as defined in paragraph 25(b), or such employment has been terminated without cause,

                (b) Upon termination of employment by reason of death or disability or upon termination without cause, the Optionee or the Optionee's personal representative, or the person or persons to whom his or her rights under the Options pass by will or the laws of descent or distribution, will have three months after the date of such termination (but not later than the expiration date of the Optionee's Stock Option Agreement(s)) to exercise all Options held by Optionee to the extent the same were exercisable on the date of termination; provided, however, the Committee, in its sole discretion, may permit the exercise of all or any portion of any Option granted to such Optionee not otherwise exercisable.

       13. REORGANIZATIONS.

                (a) If a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation or other change in the Company's capitalization occurs, the Committee will proportionately adjust or substitute the aggregate number of Shares for which Options may be granted under this Plan, the number of Shares subject to outstanding Options and the Option Price of the Shares subject to outstanding Options to reflect the same. The Committee will make such other adjustments to the Options, the provisions of the Plan and the Stock Option Agreements as may be appropriate and equitable, which adjustments may provide for the elimination of fractional Shares.

                (b) If the Company liquidates or dissolves, or is a party to a merger or consolidation in which the Company is not the surviving corporation, other than a merger or consolidation involving only a change in state of incorporation or an internal reorganization not involving a change in control, the Company may give written notice thereof to all holders of Options granted under the Plan at least 30 days prior to the effective date of such liquidation, dissolution, merger or consolidation, and each Optionee will have the right within such 30-day period to exercise all Options held by him or her to the extent the same were exercisable on the date of the notice or became exercisable within such 30-day notice period; provided, however, that such Options may not be exercised after the specific expiration date set forth therein. If such Options have not been exercised on or prior to the end of the 30-day notice period, they will terminate on that date.

                (c) If a change in control (as defined in paragraph 25(a)) occurs, all outstanding Options granted under this Plan will become immediately exercisable to the extent of 100% of the Shares subject thereto notwithstanding any contrary waiting or vesting periods specified in this Plan or in any applicable Stock Option Agreement. If an outstanding option is not exercised as a result of a change in control a successor corporation shall issue substitute options so as to preserve substantially the rights and benefits of the Optionees under this Plan.

       14. RIGHTS AS SHAREHOLDER. The Optionee has no rights as a shareholder with respect to any Shares subject to an Option until the date of issuance of a stock certificate to the Optionee for such Shares.

       15. NO CONTRACT OF EMPLOYMENT. Nothing in the Plan or in any Option or Stock Option Agreement confers on any Optionee any right to continue in the employment or service of the Company or any parent or subsidiary of the Company or interfere with the right of the Company to terminate such Optionee's employment or other services at any time. The establishment of the Plan will in no way, now or hereafter, reduce, enlarge or modify the employment relationship between the Company or any parent or subsidiary of the Company and the Optionee. Options granted under the Plan will not be affected by any change of duties or position as long as the Optionee continues to be employed by the Company or any parent or subsidiary of the Company.

       16. AGREEMENTS AND REPRESENTATIONS OF OPTIONEES. As a condition to the exercise of an Option, the Committee, in its sole determination, may require the Optionee to represent in writing that the Shares being purchased are being purchased only for investment and without any present intent at the time of the acquisition of such Shares to sell or otherwise dispose of the same.

       17. WITHHOLDING TAXES. The Company or any parent or subsidiary of the Company has the right (a) to withhold from any salary, wages, or other compensation for services payable by the Company or any parent or subsidiary of the Company to or with respect to an Optionee, or to demand and receive payment from the Optionee or other person to whom the Company is delivering certificates for Shares purchased upon exercise of an Option of, amounts sufficient to satisfy any federal, state or local withholding tax liability attributable to such Optionee's (or any beneficiary's or personal representative's) receipt or disposition of Shares purchased under any Option or (b) to take any such other action as it deems necessary to enable it to satisfy any such tax withholding obligations as a condition to the Company's obligation to deliver certificates evidencing the Shares. The Committee, in its sole discretion, may permit an Optionee to elect to have Shares that would be acquired upon exercise of Options (valued at fair market value as of the date of exercise) withheld by the Company and not issued to Optionee upon exercise of Options in satisfaction of such Optionee's withholding tax liabilities. Such withheld Shares will then become authorized but unissued shares or treasury shares of the Company, at the option of the Company.

       18. EXCHANGES. The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Optionee of a new Option for the same or a different number of Shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Subject to the provisions of the Plan, such new Option will be exercisable at the same price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted. Upon surrender, the Options surrendered will be cancelled, and the Shares previously subject to them will be available for the grant of other Options. The Committee also may but is not obligated to grant Tax Offset Payments to any Optionee surrendering such Option for a new Option.

       19. COMPLIANCE WITH LAWS AND REGULATIONS. The Plan, the grant and exercise of Options thereunder, and the obligation of the Company to sell and deliver the Shares under such Options, will be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. Options issued under this Plan are not exercisable prior to (i) the date upon which the Company has registered the Shares for which Options may be issued under the 1933 Act and the completion of any registration or qualification of such Shares under state law, or any ruling or regulation of any government body which the Company, in its sole discretion, determines to be necessary or advisable in connection therewith, or (ii) receipt by the Company of an opinion from counsel to the Company stating that the exercise of such Options may be effected without registering the Shares subject to such Options under the l933 Act or under state or other law.

        20. ASSUMPTION. The Plan may be assumed by the successors and assigns of the Company. Any such assumption will not abrogate the rights of the Company and the Optionees set forth in paragraph 13(b) of the Plan.

        21. EXPENSES. The Company will bear all expenses and costs in connection with administration of the Plan.

          22. AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN. The Board may terminate, amend or modify the Plan at any time without further action on the part of the shareholders of the Company; provided, however, that (a) no amendment to the Plan may cause the ISOs granted hereunder to fail to qualify as incentive stock options under the Code; and (b) any amendment to the Plan which requires the approval of the shareholders of the Company under the Code, the regulations promulgated thereunder or the rules promulgated under section 16 of the 1934 Act will be subject to approval by the shareholders of the Company in accordance with the Code, such regulations or such rules. No amendment, modification or termination of the Plan may adversely affect in any manner any Option previously granted to an Optionee under the Plan without the consent of the Optionee or a permitted transferee of such Option.

          23. TERM OF PLAN. The Plan will become effective on the Effective Date, subject to the approval of the Plan by the holders of a majority of the shares of stock of the Company entitled to vote within twelve months of the date of the Plan's adoption by the Board, and the exercise of all Options granted prior to such approval will be subject to such approval. The Plan will terminate on the tenth anniversary of the Effective Date, or such earlier date as may be determined by the Board. Termination of the Plan, however, will not affect the rights of Optionees under Options previously granted to them, and all unexpired Options will continue in force and operation after termination of the Plan except as they may lapse or terminate by their own terms and conditions or as herein provided.

          24. LIMITATION OF LIABILITY. The liability of the Company under this Plan or in connection with any exercise of an Option is limited to the obligations expressly set forth in the Plan and in any Stock Option Agreements, and no term or provision of this Plan or of any Stock Option Agreements will be construed to impose any further or additional duties, obligations or costs on the Company not expressly set forth in the Plan or the Stock Option Agreements.

          25. RELATIONSHIP TO OTHER BENEFITS. No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, or group insurance plan of the Company.

          26. NONEXCLUSIVITY OF PLAN. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as (i) effecting the validity of any existing stock, option or employee benefit plan of the Company or any unexercised options or right outstanding thereunder or (ii) creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be applicable either generally or only in specific cases.

          27. DEFINITIONS.

                (a) Change In Control. A "change in control" will be deemed to have occurred if and when (i) a person, partnership, corporation, trust or other entity ("Person") acquires or combines with the Company, or 50 percent or more of its assets or earning power, in one or more transactions, and after such acquisition or combination, less than a majority of the outstanding voting shares of the Person surviving such transaction (or the ultimate parent of the surviving Person) is owned by the owners of the voting shares of the Company outstanding immediately prior to such acquisition or combination; or (ii) during any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period are members of the Board ("Original Board Members") cease for any reason to constitute at least a majority of the Board, unless the election of each Board member who was not an Original Board Member has been approved in advance by Board members representing at least two-thirds of the Board members then in office who were Original Board Members.

                (b) DISABILITY. The term "disability" means a physical or mental condition which impairs the ability of the Optionee to perform the Optionee's usual and customary employment or service with the Company or any parent or subsidiary of the Company.

                (c) FAIR MARKET VALUE. If the Shares are publicly traded, the term "fair market value" as used in this Plan means (i) the closing price quoted in the NASDAQ National Market, if the shares are so quoted, (ii) the last quote reported by NASDAQ for small-cap issues, if the shares are so quoted, (iii) the mean between the bid and asked prices as reported by NASDAQ, if the Shares are so quoted, or (iv) if the Shares are listed on a securities exchange, the closing price at which the Shares are quoted on such exchange, in each case at the close of the date immediately before the Option is granted or, if there be no quotation or sale on that date, the next preceding date on which the Shares were quoted or traded. In all other cases, the fair market value will be determined in accordance with procedures established in good faith by the Committee and with respect to ISOs, conforming to regulations issued by the Internal Revenue Service regarding incentive stock options.

                (d) KEY EMPLOYEES. The term "key employees" means those executive, administrative, operational and managerial employees who are determined by the Committee to be eligible for Options under the Plan.

                (e) PARENT AND SUBSIDIARY. The terms "subsidiary" and "parent" as used in the Plan have the respective meanings set forth in sections 424(f) and (e) of the Code.

REVOCABLE PROXY
                          OAK HILL FINANCIAL, INC.
                       ANNUAL MEETING OF SHAREHOLDERS
                               April 29, 1997

The undersigned hereby appoints H. Tim Bichsel and Gail Bobst with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting"), to be held on April 29, 1997 at the Ohio State University Extension South District Office, 17 Standpipe Road, Jackson, Ohio at 1:00 p.m., local time, and at any adjournments thereof, as follows:

I.   The election as directors of all nominees listed below:
             [ ] FOR          [ ] WITHHOLD AUTHORITY
     INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.
Evan E. Davis    C. Clayton Johnson    John D. Kidd    Richard P. LeGrand

II. The ratification of the appointment of Grant Thornton LLP as auditors of the Corporation for the fiscal year ending December 31, 1997.
             [ ] FOR        [ ] AGAINST       [ ] ABSTAIN

III. The approval and adoption of the Corporation's Amended and Restated 1995 Stock Option Plan described in the accompanying Proxy Statement.
             [ ] FOR        [ ] AGAINST       [ ] ABSTAIN

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.
The Board of Directors recommends a vote "FOR" the listed proposals.

(LOGO) Oak Hill Financial, Inc.
       c/o Corporate Trust Services
       Mail Drop 1090F5
       38 Fountain Square Plaza
       Cincinnati, OH 45263


                         fold and detach here
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Should the undersigned be present to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of the Corporation at the Meeting of the shareholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Corporation, prior to the execution of this Proxy, of Notice of the Annual Meeting, a Proxy Statement dated March 31, 1997, and the Corporation's Annual Report to Shareholders for the fiscal year ended December 31, 1996.

                                       Dated: _________________________



                                       --------------------------------
                                           Signature      Signature

                                       --------------------------------
                                           Print Name of shareholder
                                       Please sign exactly as your name
                                       appears on this card. When signing as
                                       attorney, executor, administrator,
                                       trustee or guardian, please give your
                                       full title. If shares are held
                                       jointly, each holder should sign.
                                       PLEASE PROMPTLY COMPLETE, DATE, SIGN
                                       AND MAIL THIS PROXY IN THE ENCLOSED
                                       POSTAGE-PAID ENVELOPE.